UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2022

CARDIFF LEXINGTON CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-49709	84-1044583
(Commission File Number)	(IRS Employer Identification No.)

3200 Bel Air Drive

Las Vegas, NV 89109

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (844) 628-2100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)       On March 16, 2022, Cardiff Lexington Corp. (the “Company”) dismissed Rosenberg Rich Baker Berman PA (“RRBB”) as the Company’s independent registered public accounting firm.

RRBB was engaged as the Company’s independent registered public accounting firm on or about June 23, 2021. As described in the Company’s Form 12b-25s filed with the Securities and Exchange Commission (the “Commission”) on August 24, 2021 and November 12, 2021 relating, respectively, to the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2021 and September 30, 2021, which are incorporated herein by reference, RRBB was unable to complete its review of the Company’s June 30, 2021 and September 30, 2021 financial statements as they were evaluating issues that they believed could result in material errors in the Company’s financial statements for the years ended December 31, 2019 and December 31, 2020, and within the interim periods within those fiscal years.

Working with the Company’s prior auditors as well as outside consultants, the Company concluded that its previously issued consolidated financial statements as of and for the year ended December 31, 2020 included in our Annual Report on Form 10-K (the “2020 10-K”) and the Company’s unaudited condensed consolidated financial statements for the three months ended and 2021 year-to-date period ended March 31, 2021 (the “2021 Q-1 10-Q”) should no longer be relied upon. Reference is made to the Company’s Current Report on Form 8-K filed with the Commission on February 17, 2022 to that effect, which is incorporated herein by this reference. should no longer be relied upon. Amendments to the 2021 10-K and the 2021 Q-1 10-Q (collectively, the “Amendments”) were filed on February 18, 2022.

After filing the Amendments, the Company, on February 21, 2022, furnished information to RRBB in order to begin the process of obtaining a review of the Quarterly Reports on Form 10-Q for the quarters ended June 30, 2020 and September 30, 2021. At that time, the Company was advised that “[a]t this point, we don’t have the capacity to get back into procedures over the revised financial information you provided. We expect to begin our procedures during the first week of April 2022, however if that changes, we will let you know.” The Company was further advised that “prior to beginning any audit procedures on the company’s financial statements for the year ended December 31, 2021, we need to complete the reviews of the June 30th and September 30th financial statements for filing of the 10Q’s.”

Accordingly, the decision was made to dismiss RRBB. This decision was made by the Company’s board of directors.

As indicated above, RRBB never issued a report on the Company’s financial statements for the fiscal years ended December 31, 2021 and 2020 – as a result, there was no adverse opinion or a disclaimer of opinion and there was no opinion that was qualified or modified as to uncertainty, audit scope, or accounting principles.

Furthermore, from June 23, 2021 to the present, there were no disagreements with RRBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RRBB’s satisfaction, would have caused RRBB to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

From June 23, 2021 to the present, there we no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided RRBB with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that RRBB furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. RRBB’s letter to the Commission is attached hereto as Exhibit 16.1.

(b)       On March 16, 2021, the Board of Directors approved the appointment of Grassi & Co., CPAs, P.C. (“Grassi”) as the Company’s independent registered public accounting firm. During the Company’s two most recent fiscal years through March 16, 2022, neither the Company nor anyone acting on the Company’s behalf consulted Grassi with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Number	Exhibit

16.1	Rosenberg Rich Baker Berman PA letter dated March 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIFF LEXINGTON CORP.

Date: March 17, 2022	By:	/s/ Alex Cunningham
Alex Cunningham
Chief Executive Officer

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